EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Charles A. Bancroft, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2016, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 23rd day of February, 2017.

/s/ Charles A. Bancroft
Name: Charles A. Bancroft

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, John P. Bilbrey, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2016, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 23rd day of February, 2017.

/s/ John P. Bilbrey
Name: John P. Bilbrey

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, John T. Cahill, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2016, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 23rd day of February, 2017.

/s/ John T. Cahill
Name: John T. Cahill

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Helene D. Gayle, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2016, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 23rd day of February, 2017.

/s/ Helene D. Gayle
Name: Helene D. Gayle

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Ellen M. Hancock, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2016, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 23rd day of February, 2017.

/s/ Ellen M. Hancock
Name: Ellen M. Hancock

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, C. Martin Harris, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2016, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 23rd day of February, 2017.

/s/ C. Martin Harris
Name: C. Martin Harris

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Richard J. Kogan, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2016, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 23rd day of February, 2017.

/s/ Richard J. Kogan
Name: Richard J. Kogan

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Lorrie M. Norrington, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2016, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 23rd day of February, 2017.

/s/ Lorrie M. Norrington
Name: Lorrie M. Norrington

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Michael B. Polk, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2016, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 23rd day of February, 2017.

/s/ Michael B. Polk
Name: Michael B. Polk

EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

I, Stephen I. Sadove, do hereby make, constitute and appoint Jennifer M. Daniels and Kristine Hutchinson, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf the Annual Report of Colgate-Palmolive Company on Form 10-K for the year ended December 31, 2016, and any and all amendments thereto and any other documents in connection therewith, and to file the same with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or either of them may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 23rd day of February, 2017.

/s/ Stephen I. Sadove
Name: Stephen I. Sadove